Income Taxes	9 Months Ended	12 Months Ended
	Oct. 28, 2012	Jan. 29, 2012
Income Taxes

NOTE 8 — INCOME TAXES

As of October 28, 2012, the Company’s combined federal, state and foreign effective tax rate for continuing operations for the fiscal year ending February 3, 2013 is an 8.0% provision, reflecting the impact of increasing the U.S. valuation allowance, increasing the deferred tax liability for U.S. goodwill amortization for tax purposes, and the accrual of income taxes for foreign and certain state jurisdictions. The tax expense for the nine months ended October 28, 2012 was partially offset by an adjustment of the Company’s valuation allowance as a result of the acquisition of additional deferred tax liabilities in conjunction with the Peachtree acquisition. The Company’s effective tax rate will vary based on a variety of factors, including overall profitability, the geographical mix of income before taxes and the related tax rates in the jurisdictions where it operates, restructuring and other charges, as well as discrete events, such as acquisitions and settlements of audits. The Company is subject to audits and examinations of its tax returns by tax authorities in various jurisdictions, including the Internal Revenue Service. Management regularly assesses the likelihood of adverse outcomes resulting from these examinations to determine the adequacy of provisions for income taxes.

With regard to the increase in the valuation allowance and the impact the valuation allowance had on income tax expense, the valuation allowance was directly impacted by the increasing of the deferred tax liability for U.S. goodwill amortization for tax purposes. The deferred tax liability related to the Company’s U.S. tax deductible goodwill must be considered as a liability related to an asset with an indefinite life. Therefore, the deferred tax liability does not amortize and is not available as a source of taxable income to support the realization of deferred tax assets created by other deductible temporary timing differences. The Company does not believe it is “more likely than not” it will realize its U.S. deferred tax assets equal to deferred liability created by tax deductible goodwill and therefore, the Company was required to record an additional tax expense to increase its deferred tax asset valuation allowance. During the three and nine months ended October 28, 2012, the impact of the amortization of the indefinite lived intangibles increased income tax expense by $1 million and $34 million, respectively.

During the nine month period ended October 28, 2012, the Company recorded a $6 million reduction in income tax expense associated with an adjustment to the Company’s valuation allowance as a result of the Peachtree acquisition. The impact to the Company’s income tax rate of acquiring Peachtree’s net deferred tax liability is recorded in the Company’s financial statements outside of Peachtree’s purchase accounting. Peachtree’s net deferred tax liability of $6 million recorded in purchase accounting is available to the Company as a source of future taxable income to support the realization of the Company’s deferred tax assets which results in lowering the Company’s valuation allowance and income tax expense by such amount.

As of January 29, 2012, the Company’s unrecognized tax benefits in accordance with the income taxes principles of U.S. GAAP (ASC 740, Income Taxes) were $196 million. During the nine months ended October 28, 2012, the balance for unrecognized tax benefits increased $1 million as result of the Peachtree acquisition which was partially offset by settlements for tax positions in a prior period. Under the terms of the purchase agreement, the seller is required to reimburse the Company for any cash settlements related to the unrecognized tax benefits recorded in purchase accounting. As of October 28, 2012, the Company’s unrecognized tax benefits were $197 million. During the three and nine months ended October 28, 2012, the gross accrual for interest related to unrecognized tax benefits increased $3 million and $7 million, respectively, as a result of interest accruals on tax positions in a prior period. The Company’s ending net accrual for interest related to unrecognized tax benefits as of January 29, 2012 was $19 million and increased to $23 million as of October 28, 2012.

During fiscal year 2010, the Company determined that it did not meet the “more likely than not” standard that substantially all of its net U.S. deferred tax assets would be realized and therefore, the Company established a valuation allowance for its net U.S. deferred tax assets. With regard to the U.S., the Company continues to believe that a full valuation allowance is needed against the majority of its net deferred tax assets. As of October 28, 2012, the Company’s U.S. valuation allowance was $676 million and the Company expects to continue to add to its gross deferred tax assets for anticipated net operating losses.

See Note 11, Commitments and Contingencies, for discussion on the Internal Revenue Service audit of the Company’s U.S. federal income tax returns.

NOTE 9—INCOME TAXES

The components of Income (Loss) from Continuing Operations before Provision (Benefit) for Income Taxes are as follows (amounts in millions):

	Fiscal Year Ended
	January 29, 2012	January 30, 2011	January 31, 2010
United States	$(503)	$(606)	$(678)
Foreign	19	21	—

Total	$(484)	$(585)	$(678)

The Provision (Benefit) for Income Taxes consisted of the following (amounts in millions):

	Fiscal Year Ended
	January 29, 2012	January 30, 2011	January 31, 2010
Current:
Federal	$—	$—	$—
State	3	2	4
Foreign	—	6	—

	3	8	4
Deferred:
Federal	64	12	(182)
State	6	4	(20)
Foreign	(5)	4	—
Foreign realization of tax deductible goodwill from prior acquisitions	11	—	—

	76	20	(202)

Total	$79	$28	$(198)

The Company’s combined federal, state and foreign effective tax rate for continuing operations for fiscal 2011, fiscal 2010, and fiscal 2009 was approximately (16.4%), (4.8%), and 29.2%, respectively.

The Company’s effective tax rate will vary based on a variety of factors, including overall profitability, the geographical mix of income before taxes and the related tax rates in the jurisdictions where it operates, restructuring and other one-time charges, as well as discrete events, such as settlements of future audits. The Company’s fiscal 2011 and fiscal 2010 effective tax rates were significantly impacted by the recording of a valuation allowance on its net U.S. deferred tax assets. The fiscal 2011 valuation allowance was directly impacted by the increasing of the deferred tax liability for U.S. goodwill amortization for tax purposes. The deferred tax liability related to the Company’s U.S. tax deductible goodwill must be considered as a liability related to an asset with an indefinite life. Therefore, the deferred tax liability does not amortize and is not available as a source of taxable income to support the realization of deferred tax assets created by other deductible temporary timing difference. The Company’s fiscal 2009 effective tax rate was significantly impacted by financial goodwill impairments.

The reconciliation of the provision (benefit) for income taxes from continuing operations at the federal statutory rate of 35% to the actual tax provision (benefit) for fiscal 2011, fiscal 2010, and fiscal 2009 is as follows (amounts in millions):

	Fiscal Year Ended
	January 29, 2012	January 30, 2011	January 31, 2010
Income taxes at federal statutory rate	$(169)	$(205)	$(237)
State income taxes, net of federal income tax benefit	(24)	(15)	(25)
Non-deductible goodwill impairment	—	—	41
Non-deductible interest	15	13	12
Valuation allowance	259	228	7
Adjustments to tax reserves	12	4	3
Other, net	(14)	3	1

Total provision (benefit)	$79	$28	$(198)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of January 29, 2012 and January 30, 2011 were as follows (amounts in millions):

	January 29, 2012	January 30, 2011
Current:
Deferred Tax Assets:
Interest	$33	$—
Allowance for doubtful accounts	12	14
Inventory	49	60
Accrued compensation	3	2
Accrued self-insurance liabilities	5	21
Restructuring liabilities	7	31
Other accrued liabilities	27	26
Valuation allowance	(76)	(51)

Current deferred tax assets	60	103
Deferred Tax Liabilities:
Prepaid expense	$(1)	$(1)

Current deferred tax liabilities	(1)	(1)
Noncurrent:
Deferred Tax Assets:
Interest	$212	$180
Accrued compensation	27	18
Accrued self-insurance liabilities	15	—
Other accrued liabilities	8	8
Deferred revenue	8	8
Restructuring liabilities	32	—
Net operating loss	374	291
Net capital loss carryforward	10	—
Fixed assets	16	22
Other	21	16
Valuation allowance	(415)	(188)

Noncurrent deferred tax assets	308	355
Deferred Tax Liabilities:
Software costs	$(23)	$(23)
Intangible assets	(316)	(357)
Income from discharge of indebtedness	(80)	(76)

Noncurrent deferred tax liabilities	(419)	(456)

Deferred tax assets (liabilities), net	$(52)	$1

In fiscal 2011, the Company recorded a valuation allowance on its total U.S. operations of $252 million of which $259 million related to continuing operations which was reduced by $7 million for discontinued operations. In fiscal 2010, the Company recorded a valuation allowance on its total U.S. operations of $230 million of which $228 million related to continuing operations and $2 million related to discontinued operations. In fiscal 2009, the Company recorded a valuation allowance on its total U.S. operations of $7 million which was comprised entirely of continuing operations. The Company records a valuation allowance when it is “more likely than not” that some portion or all of the deferred income tax assets will not be realized. In reaching this determination, the Company considers the future reversals of taxable temporary differences, future taxable income, exclusive of taxable temporary differences and carryforwards, taxable income in prior carry-back years and tax planning strategies.

During the first quarter of fiscal 2010, the Company designated the undistributed earnings of certain aspects of its foreign operations as not permanently reinvested. In fiscal 2011, the Company did not repatriate cash from its foreign operations to the U.S. If the company had repatriated cash to the U.S., no additional income tax expense would have been generated. In fiscal 2010, the Company repatriated $33 million of cash which resulted in $2 million of income tax expense in the U.S. In general, to the extent the Company’s financial reporting book basis over tax basis of a foreign subsidiary exceeds the cash available for repatriation, deferred taxes have not been provided, as they are essentially permanent in duration. If these amounts were not considered reinvested, it is estimated that additional deferred taxes of zero would have been provided.

As of January 29, 2012, the Company has tax-effected U.S. federal net operating loss carryforwards of $245 million which expire beginning in fiscal 2029. The Company also has $102 million of net state net operating loss carryfowards which expire in various years between fiscal 2012 and fiscal 2030. During fiscal 2011, the Company generated a $10 million capital loss associated with the Company’s exit from the Plumbing business, which can be carried forward to offset future capital gain income. The availability to use the capital loss expires in fiscal 2016. The future utilization of the net operating losses and the capital loss could also be impacted by Sections 382 and 383 of the Internal Revenue Code of 1986 should an “ownership change” occur. Section 382 and 383 contain rules that may limit the ability of a company that undergoes an “ownership change”, which generally is any change in ownership of more than 50% of its common stock over a three-year period, to utilize its net operating loss carryfowards to offset taxable income in periods after the ownership change.

There was no net income tax benefit or expense included in discontinued operations in fiscal 2011 or fiscal 2010. The amount of income tax benefit included in discontinued operations for fiscal 2009 was $19 million.

Federal, state and foreign income taxes receivable total $4 million and $3 million as of January 29, 2012 and January 30, 2011, respectively, and are included in Other current assets in the Consolidated Balance Sheets.

Accounting for uncertain tax positions

The Company follows the U.S. GAAP guidance for uncertain tax positions within ASC 740, Income Taxes. ASC 740 requires application of a “more likely than not” threshold to the recognition and de-recognition of tax positions. It further requires that a change in judgment related to prior years’ tax positions be recognized in the quarter of such change. A reconciliation of the beginning and ending amount of unrecognized tax benefits for continuing operations for fiscal 2011, fiscal 2010, and fiscal 2009 is as follows (amounts in millions):

	Fiscal Year Ended
	January 29, 2012	January 30, 2011	January 31, 2010
Unrecognized Tax Benefits beginning of period	$192	$190	$206
Gross increases for tax positions in current period	—	1	1
Gross increases for tax positions in prior period	6	4	—
Gross decreases for tax positions in prior period	—	—	(16)
Settlements	(1)	(3)	—
Lapse of statutes	(1)	—	(1)

Unrecognized Tax Benefits end of period	$196	$192	$190

There are $196 million, $192 million, and $140 million of unrecognized tax benefits included in the balance at January 29, 2012, January 30, 2011, and January 31, 2010, respectively, whose resolution could affect the annual effective income tax rate.

The Company accrued $5 million, $2 million, and $3 million of net interest and penalties related to unrecognized tax benefits for fiscal 2011, fiscal 2010, and fiscal 2009, respectively. The Company’s ending net accrual for interest and penalties related to unrecognized tax benefits at January 29, 2012, January 30, 2011, and January 31, 2010 was $19 million, $14 million, and $12 million, respectively. The Company’s accounting policy is to classify interest and penalties as components of income tax expense. Accrued interest and penalties from unrecognized tax benefits are included as a component of Other liabilities on the Consolidated Balance Sheet.

The Company is subject to audits and examinations of its tax returns by tax authorities in various jurisdictions, including the Internal Revenue Service. Management regularly assesses the likelihood of adverse outcomes resulting from these examinations to determine the adequacy of provisions for income taxes. Certain of the Company’s tax years 2006 and forward remain open for audit by the IRS and various state governments. The Company does not anticipate any significant changes in its unrecognized tax benefits over the next twelve months.